UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2026

Fundrise Innovation Fund, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-43180	87-1067031
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Dupont Circle NW, 9th Floor

Washington, DC 20036

(Address of Principal Executive Offices) (Zip Code)

(Registrant’s telephone number, including area code): (202) 584-0550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Limited Liability Company Interests	VCX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐   Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On July 24, 2026, Fundrise Innovation Fund, LLC (the “Fund”) issued a press release announcing that it is accelerating the expiration of the post-listing transfer restriction (the “Lockup”) applicable to all shares of the Fund’s common shares that were acquired prior to February 20, 2026 and that remain subject to the Lockup. The expiration of the Lockup is being advanced by approximately one month, from September 14, 2026 to August 13, 2026, such that the shares that remain subject to the Lockup will be eligible to begin trading on August 14, 2026.

The Fund’s investment strategy, portfolio, and ongoing operations are unaffected by the acceleration of the Lockup expiration.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information set forth in this Item 8.01, including Exhibit 99.1, is provided for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1, contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements include all statements that do not relate solely to historical or current facts and can be identified by the use of words such as “may,” “will,” “expect,” “intend,” “believe,” and other similar expressions. These statements are subject to known and unknown risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied. Forward-looking statements speak only as of the date hereof, and the Fund undertakes no obligation to update them except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated July 24, 2026

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUNDRISE INNOVATION FUND, LLC

Dated: July 27, 2026	By:	/s/ Bjorn J. Hall
Bjorn J. Hall
Secretary and Chief Compliance Officer

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